UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

          Delaware                                        75-2528700
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)


                        3701 W. Plano Parkway, Suite 300
                               Plano, Texas 75075
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

(b) On March 28, 2006, ViewCast.com, Inc. accepted the resignation of David A. Dean from the Board of Directors. A copy of the press release announcing this matter is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1. Press Release issued March 31, 2006



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ViewCast.com, Inc.


Date: March 31, 2006                                 By: /s/ Laurie L. Latham
                                                         -----------------------
                                                         Laurie L. Latham
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------------------------

99.1                       Press Release issued March 31, 2006




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